                                                                         h(5)(d)

                                 AMENDMENT NO. 3
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                       EFFECTIVE DATE OF AGREEMENT
----------                                       ---------------------------

AIM Balanced Fund                                        June 1, 2000

AIM Basic Balanced Fund                               September 28, 2001

AIM Global Utilities Fund                                June 1, 2000

AIM Select Growth Fund                                   June 1, 2000

AIM Value Fund                                           June 1, 2000

AIM European Small Company Fund                         August 30, 2000

AIM International Emerging Growth Fund                  August 30, 2000

AIM New Technology Fund                                 August 30, 2000

AIM Small Cap Equity Fund                               August 30, 2000

AIM Value II Fund                                       August 30, 2000

AIM Worldwide Spectrum Fund                            December 27, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  September 28, 2001

                                             A I M ADVISORS, INC.


Attest:   /s/ JOHN H. LIVELY                 By:    /s/ ROBERT H. GRAHAM
       --------------------------------         --------------------------------
          Assistant Secretary                           Robert H. Graham
                                                        President


(SEAL)


                                             AIM FUNDS GROUP


Attest:   /s/ JOHN H. LIVELY                 By:    /s/ ROBERT H. GRAHAM
       --------------------------------         --------------------------------
          Assistant Secretary                           Robert H. Graham
                                                        President


(SEAL)